Exhibit 99.1
Bear Stearns 17th Annual Technology Conference June 13, 2006

Safe Harbor Provision During the course of this presentation, we will make projections or other forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such statements reflect only our current expectations and that actual events or results may differ materially. We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the Securities and Exchange Commission, specifically the Company's most recent Form 10-K and 10-Q. Such documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. We undertake no obligation to update such projections or such forward-looking statements in the future.

Kent Alder President and CEO

TTM is a leading provider of time-critical and technologically complex printed circuit boards to the world's leading electronic equipment designers and manufacturers. "Pure play" printed circuit board (PCB) manufacturer Focused on time and technology service segments Three production facilities: Santa Ana, CA Redmond, WA Chippewa Falls, WI $72.7 million in March 2006 YTD sales 1,746 employees Company Overview

Focused Strategy and Leading Market Position Leader in most attractive PCB segments - time & technology Mission-focused facilities - speed, flexibility, and technology Demonstrated Execution Excellence Strong relationships with leading OEM and EMS customers Proven ability to integrate acquisitions Cross-selling efforts leading to success Industry-Leading Financial Performance Profitable business model across cycle Strong balance sheet Investment Highlights Market Leadership...Focus...Execution...Performance

Attractive Strategy Growth Early access to new customers with high-growth potential Key supplier to high-growth programs within market leaders Critical service for new product introduction across multiple industries Limited Competition Difficult business model to replicate Significant technology expertise and investment required Quick-turn, high-mix production subject to less competition Performance Time & technology focus allows premium pricing Leads to superior margins and profitability Consistent Strategic Focus Driving Growth and Profitability

Industry Overview

Electronic Equipment Orders & Shipments $ Billions Source: Department of Census M3 report - 3 mon rolling avg - seasonally adjusted data Steady growth since late 2002 Forecasted shipment growth for 2006 is 4.1%* Limited inventories have provided quick turn opportunities Electronic Equipment Landscape *Source: Henderson Ventures 12/2005

Source: IPC (3 mon rolling avg) PCBs Positive book-to- bill has increased backlogs TTM outperforming industry, which indicates market share gain Book-to-Bill Trend

Low (< 100) Medium (100 < 1,000) High (> 1,000) PCB Competitive Landscape Technology Level Panel Volume (lots) 9-15 layers, standard materials 16+ layers, exotic materials Asian focus 0-8 layers, standard materials TTM's Focus Competitive markets PCs Computer peripherals Automotive Consumer electronics Cell phones Advanced PDAs Power supplies Limited product application PCs Computer peripherals Low-end servers High-end computers High-end servers Telecom infrastructure High-end networking Misc. industrial equipment Low-end aerospace/ defense Semicap equipment Medical equipment Aerospace/defense Instrumentation Industrial equipment Specialized communications High-end aerospace/defense Quick-Turn

North American PCB Market Overview North American PCB Market Overview Source: 2004 FabFile Online. TTM Benefiting from Ongoing Industry Consolidation "Pure Play" (Independent) Conglomerates Integrated EMS TTM Tyco DDi Merix EIT Photocircuits Sanmina-SCI > $100 million $20m to 99m $11m - $19m $0 - $10m

TTM's Strategy

TTM's Strategy Financial Strength Focus on operational excellence Superior asset management and strong balance sheet Successful integration of opportunistic acquisitions Customers / End Markets Diverse base of industry-leading customers Early access to emerging customers and niche end markets Global sales reach Time Dedicated ultra-short lead time capability (<24 hours available) Dedicated, highly flexible, ramp-to- volume production in <10 days High-mix complex technology production with standard delivery Industry-Leading Execution and Financial Results Strong Long-Term Outlook Technology High performance, technologically complex PCBs Advanced manufacturing processes & technology expertise Industry-leading average layer count of 20+ at Chippewa Falls facility

0 5 10 15 20 Time (Lead Time in Days) Technology (Layer Count) Facility Specialization Strategy Santa Ana Redmond Chippewa Falls 20 10 30 Mission Focused Facilities - Speed, Flexibility, and Technology Prototypes High-Mix/Low Volume Prototypes Leading Edge Technology

Current Facility Synergy Operational Excellence Niche Focus Time Focus Technology Focus Chippewa Falls Santa Ana Redmond

Broadened Core Strategy Operational Excellence Future Off-Shore Niche Focus Time Focus Technology Focus Low Cost Focus Chippewa Falls Santa Ana Redmond

Price by Delivery Time 24 Hours 3 Days 5 Days 10 Days 11-20 Days Std. Delivery Quick-Turn Revenue (^ 10 days) ~22% 2005 ~21% March 2006 YTD Quick-Turn Service Allows Premium Pricing

1999 2000 2001 2002 2003 2004 2005 Mar 2006 YTD 12-18 Layers 0.15 0.28 0.26 0.26 0.34 0.3 0.3 0.3 =>20 Layers 0 0.04 0.04 0.04 0.29 0.39 0.38 0.37 Avg. Layer Count March 2006 YTD = 15.4 2000 = 8.3 Revenue By Layer Count 15% 30% 63% 28% 28% Percentage of Revenue 69% 68% 67%

Integrated Direct and Rep Network Driving Incremental Sales Global Sales Reach Shipments March 2006 YTD Sales Staff Technical Staff Inventory Hubs Europe 6% 2 1 2 Asia & ROW 21% 2 1 2 North America 73% 74 9 8 Total 78 11 12

1999* 2000 2001 2002 2003 2004 2005 March 2006 Top 5 Customers 0.493 0.38 0.357 0.311 0.53 0.58 0.56 0.5 Customers 6 to 10 0.13 0.128 0.1 0.111 0.11 0.07 0.1 0.1 Customer Concentration Continued Exposure to End Market Leaders *Pro forma for the acquisition of Power Circuits, which occurred in July 1999. 46% 51% 62% 42% 64% Top 5 customers Customers 6 to 10 65% 66% Percentage of Revenue 60%

Providers - 67% Celestica Flextronics Jabil Plexus Solectron Others 8% 5% 16% 23% Peripherals - 6% Enterprise I/T Telecom Service Provider Handheld/Other - 8% Other End Markets End Markets Customers Channel Top OEM Customers Cisco Hewlett-Packard IBM ITT Juniper TTM Technologies March 2006 YTD - % of total production revenues Shipped OEM-direct 33% 33% High-End Computing 23% Networking/ Comms 44% Indust./Med. - 19% EMS Revenue Chain 43% 24%

8% Handheld & Other 6% Computer Peripherals 23% High-End Computing 19% Industrial & Medical 44% Networking & Communications Percentage of Revenue by End Market - March 2006 YTD Key Customers by End Market Key Customers by End Market Key Customers by End Market Key Customers by End Market Approximately 575 Active Customers Approximately 575 Active Customers

Compelling Growth Opportunities One-stop manufacturing solution with numerous cross-selling opportunities Quick-turn capabilities for attracting emerging high-growth customers Leadership in technology and advanced manufacturing processes Capacity available through low risk, low cost expansion plan Successful track record of completing and integrating acquisitions

Steve Richards Chief Financial Officer

Annual Sales 1998 1999 2000 2001 2002 2003 2004 2005 78.5 106.4 203.7 129 89 180.3 240.6 240.2 $ Millions Acquisition Advanced Circuits (12/26/02) Acquisition Power Circuits (7/14/99)

2004 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 45.3 54.3 57.7 61.6 62.2 59.2 58.9 57.2 61 63.1 72.7 2003 $ Million 2005 Quarterly Sales 2006

Annual EBITDA and EBITDA Margin* 1998 1999 2000 2001 2002 2003 2004 2005 EBITDA 12.4 16.8 46.3 33 10.5 21.1 51.6 39.2 EBITDA Margin 15.8 15.8 22.7 25.5 11.8 11.7 21.4 16.4 * Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), income taxes, depreciation and amortization. Acquisition Power Circuits (7/14/99) Acquisition Advanced Circuits (12/26/02)

* Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), income taxes, depreciation and amortization. 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q EBITDA 6.2 9.9 12.8 13.5 14.2 11 9.7 7.9 9.1 12.5 16.7 EBITDA Margin 0.137 0.182 0.222 0.219 0.229 0.186 0.164 0.138 0.15 0.198 0.229 2003 2004 2005 Quarterly EBITDA and EBITDA Margin* 2006

Quarterly Results And Estimates $ Millions, except per share data

Well Capitalized for Growth

Conclusion Solid industry fundamentals Focused strategy and strong market position Demonstrated execution excellence Industry-leading financial performance

Appendix

Annual EBITDA Reconciliation

Quarterly EBITDA Reconciliation